UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): May 8, 2020
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Due to the economic impact of the COVID-19 pandemic on our business, Mueller Water Products, Inc. (the “Company,” “we” or “our”) has decided to implement certain cost saving measures in the interest of our stockholders and to help support our financial position during this time of uncertainty. Accordingly, on May 18, 2020, the Company amended its employment agreements with Messrs. Hall, Heinrichs and Rogowski and Ms. Zakas to reduce base pay for each such executive by 20% for the period from May 18, 2020 through July 24, 2020 (the “Reduction Period”). The template amendment is attached to this report as Exhibit 99.1.
The Company’s Board of Directors has resolved to reduce the non-employee director annual retainer and other non-employee director fees by 20% for the Reduction Period.
Additionally, Gregory S. Rogowski, Executive Vice President, Business Development, will be departing the Company effective May 31, 2020. He will remain entitled to incentive compensation in accordance with the Company’s Management Incentive Plan and the terms of the applicable incentive award agreements. Mr. Rogowski will also receive severance benefits in accordance with the terms of his employment agreement dated April 10, 2009, as amended.
Item 7.01. Regulation FD Disclosure.
As a part of our cost saving measures, beginning on May 11, 2020, the Company implemented temporary plant shutdowns and a furlough or salary reduction program for substantially all Company employees to match production to market demand. We currently expect these temporary shutdowns, furloughs and salary reductions to continue through July 24, 2020. During this time, furloughed employees will not receive salaries but will continue to be provided with health care benefits. Because these furloughs are related to the effects of the COVID-19 pandemic on our business, we anticipate furloughed employees will be eligible for enhanced unemployment compensation, subject to applicable federal and state laws.
The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “will,” “should,” “plan,” “expect,” “anticipate,” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements do not guarantee future performance and the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the those identified under “Risk Factors” in Item 1A of the Company’s most recently filed Quarterly Reports on Form 10-Q and Annual Report on Form 10-K (all of which risks may be amplified by the COVID-19 outbreak). Undue reliance should not be placed on any forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Template Amendment to Employment Agreement
101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Executive Vice President, Chief Legal and Compliance Officer and Secretary